UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

Solera National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53181	02-0774841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

319 S. Sheridan Blvd.
Lakewood, CO 80226
303-209-8600
(Address and telephone number of principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2013, Solera National Bancorp, Inc. (the "Company") held its 2013 Annual Meeting of Shareholders ("Annual Meeting"). The number of shares represented in person or by proxy at the Annual Meeting was 1,866,880 or 70.4% of the outstanding voting shares of the Company, which constituted a quorum. The proposals voted on at the Annual Meeting and the final voting results are as follows:

Proposal 1. With respect to the proposal to elect thirteen directors to the Board of Directors of the Company for terms expiring at the 2014 annual meeting of shareholders or until their successors are duly elected and qualified, the following persons were elected and received the number of votes set forth below:

	FOR	WITHHELD	BROKER NON-VOTES
Norma R. Akers	1,087,039	548,451	231,390
Rob L. Alvarado	1,101,120	534,370	231,390
Maria G. Arias	1,079,120	556,370	231,390
Douglas Crichfield	1,167,539	467,951	231,390
Ron Eller	1,181,620	453,870	231,390
Robert M. Gallegos	1,191,620	443,870	231,390
Ronald E. Montoya	1,198,620	436,870	231,390
Ray L. Nash	1,174,120	461,370	231,390
David N. Roberts	1,179,120	456,370	231,390
Basil Sabbah	1,084,539	550,951	231,390
F. Stanley Sena	1,179,120	456,370	231,390
Larry D. Trujillo	1,076,620	558,870	231,390
Kent C. Veio	1,081,620	553,870	231,390

Proposal 2. The Company's 2012 Long Term Incentive Plan, which reserves 250,000 shares of common stock for issuance thereunder, was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,162,457	465,683	7,350	231,390

Proposal 3. The proposal to increase the authorized shares of common stock from 5 million to 10 million common shares was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,396,847	464,683	5,350	—

Proposal 4. The proposal to ratify the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,407,097	457,683	2,100	—

Proposal 5. The non-binding advisory vote on the Company's executive compensation ("Say-on-Pay") was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,180,670	444,470	10,350	231,390

Proposal 6. The non-binding advisory vote to approve the frequency of future Say-on-Pay votes has passed for "3 Years" by the following vote:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
238,088	10,500	936,282	450,620	231,390

The Board of Directors has determined that the Company will hold future non-binding advisory votes on executive compensation every three years, at least until the next required vote on the frequency of the Say-on-Pay vote, which is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera National Bancorp, Inc.
(Registrant)

Date: May 22, 2013	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	Executive Vice President and Chief Financial Officer